Supplement Dated September 27, 2011
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln CVUL Series III Elite
Lincoln Corporate Variable 4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln CVUL Series III Elite

The information in this supplement updates and amends certain information contained in the last product prospectus you received.  Keep this supplement with your prospectus for reference.

Lincoln Life has made changes to the Sub-Accounts which purchase shares of the funds listed below.  Those funds are referred to as "underlying funds".  For additional information, please refer to the underlying fund’s prospectus.

The following fund families have been added to Page 1 of your prospectus:

•	Goldman Sachs Variable Insurance Trust
•	T. Rowe Price International Series, Inc.

The following information amends the "Sub-Accounts and Funds" section of your prospectus:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisors, Inc.

•	Invesco Van Kampen V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.

New fund available on or about October 10, 2011. Consult your financial advisor.

Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.

•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
New fund available on or about October 10, 2011.  Consult your financial advisor.

T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.

•	T. Rowe Price Equity Income Portfolio: Long-term growth.

New fund available on or about October 10, 2011. Consult your financial advisor.